BWX Technologies Reports First Quarter 2025 Results
•1Q25 revenues of $682.3 million
•1Q25 net income of $75.5 million, adjusted EBITDA(1) of $129.8 million
•1Q25 diluted GAAP EPS of $0.82, non-GAAP(1) EPS of $0.91
•Acquisition of Kinectrics Inc. on track to close in mid-2025
•Land purchase in Oak Ridge, Tennessee to ultimately support the U.S. Department of Energy's National Nuclear Security Administration Domestic Uranium Enrichment Centrifuge Experiment
•Reaffirms 2025 non-GAAP EPS(1) guidance of $3.40-$3.55

Lynchburg, VA – May 5, 2025 – BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported first quarter 2025 results. A reconciliation of non-GAAP results is detailed in Exhibit 1.
“We had a solid start to 2025 with financial results that were ahead of expectations, driven by an increased pace of work and good operational performance," said Rex D. Geveden, president and chief executive officer. "We had another quarter of strong Commercial backlog growth and see robust opportunities for growth in our Government markets, highlighted by our recent land purchase to support the National Nuclear Security Administration's domestic uranium enrichment program."
"BWXT’s foundation is providing our customers with mission critical nuclear products and solutions, and I am proud of the diversified and resilient portfolio we have built over our nearly ten years as a standalone company,” continued Geveden. “Our vertically integrated nuclear capabilities, unique infrastructure, and highly-skilled workforce enable our customers to put their trust in BWXT to support their most important programs through all economic cycles in the global security, clean energy, and nuclear medicine markets.”
“Our robust backlog, strong demand in our end-markets, operational excellence programs, and recent acquisitions, including the pending Kinectrics acquisition, provide confidence in our near and medium-term outlook,” said Geveden. “As such, we are reaffirming our 2025 financial guidance.”

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Financial Results Summary

	Three Months Ended March 31,
	2025	2024	$ Change	% Change
	(Unaudited) (In millions, except per share amounts)
Revenues
Government Operations	$555.3	$487.1	$68.2	14%
Commercial Operations	$128.3	$117.0	$11.3	10%
Consolidated	$682.3	$604.0	$78.3	13%
Operating Income
Government Operations	$97.7	$85.7	$12.1	14%
Commercial Operations	$6.5	$8.6	$(2.1)	(25)%
Unallocated Corporate (Expense)	$(7.6)	$(1.3)	$(6.3)	NM
Consolidated	$96.6	$93.0	$3.7	4%
Consolidated non-GAAP(1)	$105.8	$94.6	$11.2	12%
EPS (Diluted)
GAAP	$0.82	$0.75	$0.07	9%
Non-GAAP(1)	$0.91	$0.76	$0.15	20%
Net Income
GAAP	$75.5	$68.5	$7.0	10%
Non-GAAP(1)	$84.0	$69.8	$14.2	20%
Adjusted EBITDA(1)
Government Operations	$116.9	$99.9	$17.0	17%
Commercial Operations	$14.0	$13.9	$0.1	—%
Unallocated Corporate	$(1.1)	$1.3	$(2.5)	NM
Consolidated	$129.8	$115.2	$14.6	13%
Cash Flows
Operating Cash Flow(2)	$50.7	$33.0	$17.6	53%
Capital Expenditures(2)	$33.4	$30.4	$2.9	10%
Free Cash Flow(1)	$17.3	$2.6	$14.7	565%
Dividends Paid(2)	$23.7	$22.4	$1.3	6%
NM = Not Meaningful
(2) Items named in the Financial Results Summary differ from names in BWXT Financial Statement. Operating Cash Flow = Net Cash Provided by Operating Activities; Capital Expenditures = Purchases of Property, Plant and Equipment; Dividends Paid = Dividends Paid to Common Shareholders

Revenues
First quarter revenue increased in both operating segments. The Government Operations increase was driven by higher naval nuclear component production, special materials processing, and contribution from the acquisition of A.O.T., partially offset by lower microreactor volumes. The Commercial Operations increase was driven by higher revenue associated with commercial nuclear components and fuel handling, as well as higher medical sales, partially offset by lower field services activity due to timing on life-extension and outage projects.

Operating Income and Adjusted EBITDA(1)
First quarter GAAP operating income increased as an increase in Government Operations was partially offset by lower Commercial Operations and higher corporate expense, as well as restructuring and transformation, and acquisition related costs. First quarter non-GAAP(1) operating income increased as increases in both operating segments were partially offset by higher corporate expense. The Government
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Operations increase was driven by higher revenue and solid operational performance. The Commercial Operations increase was driven by higher revenue and partially offset by revenue mix, material procurement costs, and growth investment.

First quarter adjusted EBITDA(1) increased for the reasons noted above.

EPS
First quarter GAAP EPS increased as higher operating income, a lower tax rate, and slightly lower interest expense, were partially offset by lower other income. Non-GAAP EPS(1) increased driven by the items noted above.

Cash Flows
First quarter operating cash flow increased driven by higher net income, working capital management, and timing of awards. Capital expenditures increased slightly due to timing of select growth investments, including the previously announced expansion of the Cambridge manufacturing plant that supports the commercial nuclear market.

Dividend
BWXT paid $23.7 million, or $0.25 per common share, to shareholders in the first quarter of 2025. On May 1, 2025, the BWXT Board of Directors declared a quarterly cash dividend of $0.25 per common share payable on June 5, 2025, to shareholders of record on May 19, 2025.
2025 Guidance
BWXT reaffirmed all components of its 2025 financial guidance.

(In millions, except per share amounts)	Year Ended	Year Ending
	December 31, 2024	December 31, 2025
	Results	Current Guidance
Revenue	$2,704	~$3,000
Adjusted EBITDA(1)	$499	~$550 - $570
Non-GAAP(1) Earnings Per Share	$3.33	~$3.40 - $3.55
Free Cash Flow(1)	$255	$265 - $285
Additional information can be found in the first quarter 2025 earnings call presentation on the BWXT investor relations website at www.bwxt.com/investors. The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results.
Conference Call to Discuss First Quarter 2025 Results
Date: Monday, May 5, 2025, at 5:00 p.m. EDT
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/1Q2025-release.
BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Non-GAAP Measures
BWXT uses and makes reference to adjusted EBITDA, non-GAAP EPS, free cash flow and free cash flow conversion, which are not recognized measures under GAAP. BWXT is providing these non-GAAP measures to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations. Definitions for the non-GAAP measures are provided below and reconciliations are detailed in Exhibit 1, except that reconciliations of forward-looking GAAP measures are not provided because the company is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. Other companies may define these measures differently or may utilize different non-GAAP measures, thus impacting comparability.

Non-GAAP Earnings Per Share (EPS) is calculated using GAAP EPS less the non-operational tax effected per share impact of pension & OPEB mark-to-market gains or losses and other one-time items, such as restructuring, transformation, acquisition-related costs, and acquisition-related amortization.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated using non-GAAP net income, plus provision for income taxes, less other – net, less interest income, plus interest expense, plus depreciation and amortization.
Adjusted pre-tax income is non-GAAP income before provision for income taxes.
Free Cash Flow (FCF) is calculated using net income to derive net cash provided by (used in) operating activities less purchases of property, plant and equipment.
Free Cash Flow conversion is free cash flow divided by net income.
Non-GAAP Adjustments
Our GAAP financial results detailed in Exhibit 1 have been adjusted for the following items:
Restructuring and Transformation Costs: Restructuring and transformation costs include restructuring charges as well as costs associated with our efforts to optimize underlying business processes through investments in information technology, process improvements and the implementation of strategic actions and initiatives which we deem to be incremental and non-recurring in nature.
Acquisition-related Costs: Acquisition-related costs relate to third-party professional service costs and one-time incremental costs associated with due diligence activities and efforts to integrate the acquired business with our legacy operations.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including growth opportunities and the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes, SMR components and recent acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors; and our expectations and guidance for 2025 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; federal budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the potential for
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

government shutdowns and changing funding and acquisition priorities; the demand for and competitiveness of nuclear products and services; capital priorities of power generating utilities and other customers; the timing of technology development, regulatory approvals and automation of production; the receipt and/or timing of government approvals; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; labor market challenges, including employee retention and recruitment; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2024 and subsequent Form 10-Q filings. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. A U.S.-based company, BWXT is a Fortune 1000 and Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, environmental restoration, nuclear medicine and space exploration. With approximately 8,700 employees, BWXT has 15 major operating sites in the U.S., Canada and the U.K. In addition, BWXT joint ventures provide management and operations at a dozen U.S. Department of Energy and NASA facilities. For more information, visit www.bwxt.com. Follow us on LinkedIn, X, Facebook and Instagram.

Investor Contact:		Media Contact:
Chase Jacobson		John Dobken
Vice President, Investor Relations		Senior Manager, Media & Public Relations
980-365-4300	Investors@bwxt.com	202-428-6913	jcdobken@bwxt.com

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1
BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended March 31, 2025
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Acquisition-related Amortization	Non-GAAP

Government Operations Operating Income	$97.7	$0.2	$0.9	$1.8	$100.6
Commercial Operations Operating Income	$6.5	$1.9	$1.6	$—	$9.9
Unallocated Corporate Operating Income	$(7.6)	$2.7	$2.0	$—	$(2.9)
Operating Income	$96.6	$4.8	$4.4	$1.8	$107.6
Other Income (Expense)	(4.8)	—	—	—	(4.8)
Income Before Provision for Income Taxes	91.8	4.8	4.4	1.8	102.8
Provision for Income Taxes	(16.3)	(1.1)	(1.0)	(0.4)	(18.8)
Net Income	75.5	3.7	3.4	1.4	84.0
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	—	(0.1)
Net Income Attributable to BWXT	$75.5	$3.7	$3.4	$1.4	$84.0

Diluted Shares Outstanding	91.9				91.9
Diluted Earnings per Common Share	$0.82	$0.04	$0.04	$0.02	$0.91
Effective Tax Rate	17.7%				18.3%

Three Months Ended March 31, 2024
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Government Operations Operating Income	$85.7	$—	$—	$85.7
Commercial Operations Operating Income	$8.6	$0.9	$—	$9.4
Unallocated Corporate Operating Income	$(1.3)	$0.7	$0.1	$(0.5)
Operating Income	$93.0	$1.6	$0.1	$94.6
Other Income (Expense)	(4.6)	—	—	(4.6)
Income Before Provision for Income Taxes	88.4	1.6	0.1	90.0
Provision for Income Taxes	(19.8)	(0.4)	(0.0)	(20.2)
Net Income	68.5	1.2	—	69.8
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	(0.1)
Net Income Attributable to BWXT	$68.5	$1.2	$—	$69.7

Diluted Shares Outstanding	91.9			91.9
Diluted Earnings per Common Share	$0.75	$0.01	$0.00	$0.76
Effective Tax Rate	22.5%			22.5%
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended March 31, 2025
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Acquisition-related Amortization	Non-GAAP

Net Income	$75.5	$3.7	$3.4	$1.4	$84.0
Provision for Income Taxes	16.3	1.1	1.0	0.4	18.8
Other – net	(2.5)	—	—		(2.5)
Interest Expense	8.0	—	—		8.0
Interest Income	(0.7)	—	—		(0.7)
Depreciation & Amortization	23.9	—	—	(1.8)	22.1
Adjusted EBITDA	$120.5	$4.8	$4.4	$—	$129.8

Three Months Ended March 31, 2024
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Net Income	$68.5	$1.2	$—	$69.8
Provision for Income Taxes	19.8	0.4	0.0	20.2
Other – net	(4.2)	—	—	(4.2)
Interest Expense	9.6	—	—	9.6
Interest Income	(0.8)	—	—	(0.8)
Depreciation & Amortization	20.6	—	—	20.6
Adjusted EBITDA	$113.5	$1.6	$0.1	$115.2
RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)(4)
(In millions)

Three Months Ended March 31, 2025
	Operating Income (GAAP)	Non-GAAP Adjustments(3,4)	Acquisition-related Amortization	Depreciation & Amortization(4)	Adjusted EBITDA

Government Operations	$97.7	$1.1	$1.8	$16.3	$116.9
Commercial Operations	$6.5	$3.5	$—	$4.0	$14.0
Unallocated Corporate	$(7.6)	$4.6	$—	$1.8	$(1.1)

Three Months Ended March 31, 2024
	Operating Income (GAAP)	Non-GAAP Adjustments(3)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$85.7	$—	$14.2	$99.9
Commercial Operations	$8.6	$0.9	$4.4	$13.9
Unallocated Corporate	$(7.6)	$0.8	$1.9	$1.3

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED FREE CASH FLOW(1)(2)(3)
(In millions)

Three Months Ended March 31, 2025

Net Cash Provided By Operating Activities	$50.7
Purchases of Property, Plant and Equipment	(33.4)
Free Cash Flow	$17.3

Three Months Ended March 31, 2024

Net Cash Provided By Operating Activities	$33.0
Purchases of Property, Plant and Equipment	(30.4)
Free Cash Flow	$2.6

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.
(4)	Excludes acquisition-related amortization

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended March 31,
	2025	2024
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$682,258	$603,966
Costs and Expenses:
Cost of operations	517,065	455,357
Research and development costs	2,013	1,490
Gains on asset disposals and impairments, net	(4,431)	—
Selling, general and administrative expenses	87,569	67,361
Total Costs and Expenses	602,216	524,208
Equity in Income of Investees	16,588	13,203
Operating Income	96,630	92,961
Other Income (Expense):
Interest income	722	846
Interest expense	(7,994)	(9,595)
Other – net	2,459	4,165
Total Other Income (Expense)	(4,813)	(4,584)
Income before Provision for Income Taxes	91,817	88,377
Provision for Income Taxes	16,291	19,843
Net Income	$75,526	$68,534
Net Income Attributable to Noncontrolling Interest	(64)	(66)
Net Income Attributable to BWX Technologies, Inc.	$75,462	$68,468
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.82	$0.75
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.82	$0.75
Shares used in the computation of earnings per share:
Basic	91,594,084	91,555,384
Diluted	91,873,702	91,860,923
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2025	2024
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$75,526	$68,534
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,912	20,552
Income of investees, net of dividends	1,781	(2,400)
Gains on asset disposals and impairments - net	(4,431)	—
Recognition of losses for pension and postretirement plans	797	831
Stock-based compensation expense	5,047	4,297
Other, net	(1,075)	129
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	19,440	(15,493)
Accounts payable	5,340	32,832
Retainages	(11,743)	(26,325)
Contracts in progress and advance billings on contracts	(26,236)	(17,174)
Income taxes	6,427	17,820
Accrued and other current liabilities	9,387	(2,025)
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(38,808)	(27,687)
Other, net	(14,714)	(20,865)
NET CASH PROVIDED BY OPERATING ACTIVITIES	50,650	33,026
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(33,369)	(30,422)
Acquisition of business	(103,345)	—
Sales and maturities of securities	1,859	—
Investments, net of return of capital, in equity method investees	(26,400)	—
Other, net	4,905	99
NET CASH USED IN INVESTING ACTIVITIES	(156,350)	(30,323)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	204,500	120,700
Repayments of long-term debt	(62,625)	(102,263)
Repurchases of common stock	(30,000)	(20,000)
Dividends paid to common shareholders	(23,660)	(22,396)
Cash paid for shares withheld to satisfy employee taxes	(12,883)	(6,907)
Settlements of forward contracts, net	8,438	(1,337)
Other, net	1,021	47
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	84,791	(32,156)
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	2,294	(171)
TOTAL DECREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	(18,615)	(29,624)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	80,571	81,615
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$61,956	$51,991
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$5,331	$15,461
Income taxes (net of refunds)	$10,049	$2,161
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$10,469	$6,612
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	March 31, 2025	December 31, 2024
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$55,435	$74,109
Restricted cash and cash equivalents	2,813	2,785
Accounts receivable – trade, net	89,142	99,112
Accounts receivable – other	43,256	53,199
Retainages	45,410	33,667
Contracts in progress	639,654	577,745
Inventories	49,648	40,288
Other current assets	50,427	49,092
Total Current Assets	975,785	929,997
Property, Plant and Equipment, Net	1,298,059	1,278,161
Investments	8,509	10,609
Goodwill	349,329	287,362
Deferred Income Taxes	4,730	6,569
Investments in Unconsolidated Affiliates	124,022	99,403
Intangible Assets	187,520	165,325
Other Assets	106,054	92,498
TOTAL ASSETS	$3,054,008	$2,869,924

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	March 31, 2025	December 31, 2024
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Current portion of long-term debt	$12,500	$12,500
Accounts payable	161,625	158,077
Accrued employee benefits	43,473	77,234
Accrued liabilities – other	72,252	65,100
Advance billings on contracts	194,095	161,290
Total Current Liabilities	483,945	474,201
Long-Term Debt	1,185,356	1,042,970
Accumulated Postretirement Benefit Obligation	16,432	16,515
Environmental Liabilities	96,124	94,225
Pension Liability	78,666	82,602
Other Liabilities	93,450	79,007
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 128,644,088 and 128,320,295 shares at March 31, 2025 and December 31, 2024, respectively	1,286	1,283
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	234,321	228,889
Retained earnings	2,339,531	2,287,151
Treasury stock at cost, 37,283,582 and 36,869,498 shares at March 31, 2025 and December 31, 2024, respectively	(1,431,532)	(1,388,432)
Accumulated other comprehensive income (loss)	(43,314)	(48,211)
Stockholders' Equity – BWX Technologies, Inc.	1,100,292	1,080,680
Noncontrolling interest	(257)	(276)
Total Stockholders' Equity	1,100,035	1,080,404
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,054,008	$2,869,924
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended March 31,
	2025	2024
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$555,286	$487,121
Commercial Operations	128,310	117,038
Eliminations	(1,338)	(193)
TOTAL	$682,258	$603,966

SEGMENT INCOME:
Government Operations	$97,746	$85,686
Commercial Operations	6,466	8,591
SUBTOTAL	$104,212	$94,277
Unallocated Corporate	(7,582)	(1,316)
TOTAL	$96,630	$92,961

DEPRECIATION AND AMORTIZATION:
Government Operations	$18,096	$14,234
Commercial Operations	4,019	4,444
Corporate	1,797	1,874
TOTAL	$23,912	$20,552

CAPITAL EXPENDITURES:
Government Operations	$18,500	$16,383
Commercial Operations	13,209	13,344
Corporate	1,660	695
TOTAL	$33,369	$30,422

BACKLOG:
Government Operations	$3,583,690	$2,908,986
Commercial Operations	1,294,990	726,523
TOTAL	$4,878,680	$3,635,509

BOOKINGS:
Government Operations	$226,397	$179,413
Commercial Operations	493,420	62,414
TOTAL	$719,817	$241,827
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.